Exhibit 10.3

MICHAEL T. STUDER CPA P.C.
18 East Sunrise Highway, Suite 311
Freeport, NY 11520
Phone: (516) 378-1000
Fax: (516) 546-6220

April 27, 2010

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re: Greencheck Technology Inc.

Dear Ladies and Gentlemen:

I have read the accompanying Form 8-K and agree with its contents.

Very truly yours,

/S/ Michael T. Studer
Michael T. Studer
President